Summary Prospectus Supplement	April 17, 2019

Putnam Short Duration Income Fund
Summary Prospectus dated November 30, 2018

Effective April 30, 2019, the section Your fund’s management – Portfolio managers is replaced in its entirety with the following:

Portfolio managers
Joanne Driscoll, Portfolio Manager, portfolio manager of the fund since 2011
Michael Lima, Portfolio Manager, Analyst, portfolio manager of the fund since 2019
Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011
Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2017

Effective June 1, 2019 (the “Effective Date”), Putnam Short Duration Income Fund will be renamed Putnam Ultra Short Duration Income Fund. On the Effective Date, all references in the fund’s prospectus to “Putnam Short Duration Income Fund” will be replaced with “Putnam Ultra Short Duration Income Fund”.

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